Exhibit 99.1

Contact: Shalott Cecchini
Marketing Manager
(T) 469-573-6741
scecchini@greenbrickpartners.com

GREEN BRICK PARTNERS, INC.
ANNOUNCES SHARE REPURCHASE PROGRAM

PLANO, Texas, October 8, 2018 — Green Brick Partners, Inc. (NASDAQ: GRBK) (the “Company”) announced today that the Company’s Board of Directors authorized a share repurchase program for the period beginning on October 3, 2018 and ending on October 3, 2020 of the Company’s common stock for an aggregate price not to exceed $30,000,000. The timing, volume and nature of share repurchases will be at the discretion of management and dependent on market conditions, corporate and regulatory requirements and other factors, and may be suspended or discontinued at any time. The authorized repurchases will be made from time to time in the open market, through block trades or in privately negotiated transactions. No assurance can be given that any particular amount of common stock will be repurchased. All or part of the repurchases may be implemented under a Rule 10b5-1 trading plan, which would allow repurchases under pre-set terms at times when the Company might otherwise be prevented from doing so under insider trading laws or because of self-imposed blackout periods. This repurchase program may be modified, extended or terminated by the Board of Directors at any time. The Company intends to finance the repurchases with available cash and proceeds from borrowings under lines of credit.

About Green Brick Partners

Green Brick Partners, Inc. (NASDAQ: GRBK) is a diversified homebuilding and land development company. Green Brick owns a controlling interest in four homebuilding companies in Dallas, Texas (CB JENI Homes of DFW LLC, Normandy Homes (a division of CB JENI), Southgate Homes DFW LLC, and Centre Living Homes, LLC), as well as a homebuilder in Atlanta, Georgia (The Providence Group of Georgia, LLC) and a homebuilder in Port St. Lucie, Florida (GRBK GHO Homes, LLC). Green Brick also owns a non-controlling interest in Challenger Homes in Colorado Springs, Colorado. The Company is engaged in all aspects of the homebuilding process, including land acquisition and the development, entitlements, design, construction, marketing, and sales for its residential neighborhoods and master planned communities.

Exhibit 99.1

Forward-Looking Statements

Any statements in this press release about Green Brick’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts are forward-looking statements.  These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. These statements are based on assumptions that Green Brick has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: general economic conditions, seasonality, cyclicality and competition in the homebuilding industry; demand for real estate investments in the geographic markets in which we operate; our ability to successfully manage and integrate acquisitions; significant inflation or deflation; labor and raw material shortages; the failure to recruit, retain and develop highly skilled and competent employees; an inability to acquire land suitable for residential homebuilding at reasonable prices; an inability to develop and sell communities successfully or within expected timeframes; risks related to regulatory approvals and government regulation; the interpretation of or changes to tax, labor and environmental laws and regulations; volatility of mortgage interest rates; the unavailability of mortgage financing; the occurrence of severe weather or natural disasters; risks related to future growth through strategic investments, joint ventures, partnerships and/or acquisitions; the inability to obtain suitable bonding for the development of housing projects; difficulty in obtaining sufficient capital; the occurrence of a major health and safety incident; poor relations with the residents of our communities; information technology failures and data security breaches; product liability claims, litigation and warranty claims; our debt and related service obligations; required accounting changes; an inability to maintain effective internal control over financial reporting; and other risks and uncertainties inherent in our business. Additional factors that could cause actual results to differ from those anticipated are discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual and quarterly reports filed with the Securities and Exchange Commission. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Green Brick, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this press release, and Green Brick undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.